SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2004

NEWFIELD EXPLORATION COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of Principal Executive Offices)

(281) 847-6000
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
Press Release issued July 27, 2004
NFX publication issued on July 27, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press release issued by Newfield Exploration Company on July 27, 2004.

99.2	@NFX publication issued by Newfield Exploration Company on July 27, 2004.

Item 12. Results of Operations and Financial Condition

     On July 27, 2004, Newfield issued a press release announcing its second quarter 2004 financial results and third quarter 2004 earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

     On July 27, 2004, Newfield issued its @NFX publication, which includes an update on recent drilling activities, guidance for the third quarter of 2004 and updated tables detailing complete hedging positions as of July 27, 2004. A copy of the press release is furnished herewith as Exhibit 99.2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: July 28, 2004	By:	/s/ TERRY W. RATHERT

Terry W. Rathert
Vice President and Chief Financial Officer
(Authorized Officer and Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Newfield Exploration Company on July 27, 2004.

99.2	@NFX publication issued by Newfield Exploration Company on July 27, 2004.